Exhibit 99.1

News Release

Media Contact:
Donna Ledbetter
HealthMarkets Communications
(817) 255-5405
Donna.Ledbetter@healthmarkets.com
www.HealthMarkets.com

HEALTHMARKETS APPOINTS
INSURANCE INDUSTRY VETERAN KENNETH J. FASOLA
AS PRESIDENT AND CHIEF OPERATING OFFICER

Kenneth J. Fasola joins HealthMarkets as President and Chief Operating Officer;
Hildebrand continues as Chief Executive Officer

North Richland Hills, Texas – September 27, 2010 – Kenneth J. Fasola, a 25-year veteran of the health insurance industry, has joined HealthMarkets, Inc. (http://www.healthmarkets.com) as President and Chief Operating Officer. Fasola will also serve as a member of the company’s board of directors. Phillip J. Hildebrand will continue to serve as Chief Executive Officer and a member of the board of directors.

Fasola is expected to become Chief Executive Officer for HealthMarkets by June 2011, at which time Hildebrand will become chairman of the board of directors. As part of Fasola’s appointment, the company announced Anurag Chandra has resigned as chief operating officer and will serve as an advisor through October 2010.

“I am extremely pleased that Ken is joining our company as President and Chief Operating Officer,” said Hildebrand. “He is an experienced and talented leader, with senior executive experience at two of the nation’s leading health carriers. Ken has also worked closely with companies that are delivering innovative technology and services to our industry, which is a key part of the value proposition we are committed to delivering to our agents.”

“When I was brought in as CEO in June 2008, it was to restructure HealthMarkets. We brought in new senior leaders that have addressed regulatory issues, launched one of the largest insurance distribution companies in the country, and successfully repositioned our business to align our core capabilities with consumer needs in the marketplace,” said Hildebrand. “Anurag Chandra played a key role in helping us to reshape HealthMarkets. It is because of his leadership that Ken will have a strong foundation to support the business strategies that will accelerate the growth of our organization.”

“Ken’s range of knowledge and expertise in distribution for the individual insurance market is ideally suited for our organization and its business strategies. We also believe that an orderly succession plan and clarity of executive leadership are in the best interest of our agents, customers, business partners, and investors and provides important continuity for the future of our organization.” Hildebrand continued.

Fasola said, “The strategic focus of HealthMarkets on the supplemental insurance market provides tremendous potential for growth. Our strong network of experienced sales agents positions the Company for exponential growth due to changes in the marketplace related to health reform and an overall reduction in the number of distribution companies in our industry. I am excited about the opportunities I see for HealthMarkets.”

Prior to joining HealthMarkets, Fasola was responsible for Humana’s individual major medical, specialty and supplemental insurance operations. Prior to that, he was Chief Executive Officer for Secure Horizons, a division of UnitedHealth Group and the nation’s largest Medicare Advantage insurer. Additionally, he served as Chief Executive Officer of UnitedHealth Care’s Central Region and as National Sales Officer and President of UnitedHealth Care Lines of Business.

Fasola serves on the boards of Pennsylvania State University, Schreyer Honors College and Connextions, Inc., a technology-based business process outsourcing firm. He holds a BS in Health Planning and Administration from Pennsylvania State University.

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About HealthMarkets®
HealthMarkets® is the brand name for products underwritten and issued by the insurance subsidiaries of HealthMarkets, Inc. Products provided under the HealthMarkets brand are designed to provide personalized protection to individuals, families and the self-employed. For further information regarding products offered by the HealthMarkets’ Companies, visit www.healthmarkets.com. The administrative offices of HealthMarkets, Inc. and its underwriting companies are located in North Richland Hills, Texas. Products are marketed through independent agents in sales offices across the country. For more information about the HealthMarkets Companies visit www.healthmarketsinc.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Some of the matters discussed in this news release may contain forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “objective,” “plan,” “possible,” “potential” and similar expressions. Actual results may vary materially from those included in the forward-looking statements. Factors that could cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, recently enacted national health care reform legislation, which could have a material adverse effect on our financial condition and results of operations; changes in government regulation that could increase the costs of compliance or cause us to discontinue marketing our products, or otherwise cease doing business, in certain states; failure to comply with extensive state and federal regulations, which could subject us to fines, penalties and suspensions; current or future state and federal regulations which could impede our ability to obtain effective leads and adversely affect our business; compliance with restrictions on customer privacy and information security, including taking steps to ensure compliance by our business associates with HIPPA; failure to comply with the terms of the regulatory settlement agreement arising out of the multi-state market conduct examination of our principal insurance subsidiaries; loss of business to competitors offering competitive products at lower prices; failure to recruit and retain agents, which could prevent us from competing successfully; changes in our relationship with membership associations that make available to their members our health insurance products and/or changes in the laws and regulations governing so-called “association group” insurance; negative publicity regarding our business practices and about the health insurance industry in general; failure to secure and maintain cost-effective healthcare provider network contracts, which may result in a loss of insureds and/or higher medical costs; our inability to obtain funds from our insurance subsidiaries, which may cause us to experience reduced cash flow, which could affect the Company’s ability to pay its obligations to creditors as they become due; any inability to service and repay the material amount of debt we have outstanding and/or comply with restrictive covenants related to this debt; failure to accommodate redemption requests by agents participating in our agent stock ownership plan, which could result in dissatisfaction and attrition among our contracted independent agents; current unfavorable economic conditions, which could adversely affect our business; a decrease in the value of our investments, which could be influenced by varying economic and market conditions; adverse securities and credit market conditions, which could have a material adverse affect on our liquidity or our ability to obtain credit on acceptable terms; failure of our insurance subsidiaries to maintain their current insurance ratings; failure to maintain enough statutory capital to and surplus to continue to write business; failure to accurately estimate medical claims and health care costs; the need to increase reserves due to inadequacy of reserves maintained for current and future claims; litigation or settlements thereof, which may result in financial losses or harm our reputation and may divert management resources; acquisitions, divestitures and other significant transactions which may adversely affect our business; the success of our Insphere Insurance Solutions business is uncertain; our insurance subsidiaries may lose business to competitors whose products are sold by Insphere and its agents, and the loss of our healthiest customers would present adverse selection risks; Insphere faces certain risks related to its relationships with non-affiliated insurance carriers; failure of our information systems to provide timely and accurate information; our reliance on outsourcing arrangements, which could subject us to risk and may disrupt or adversely affect our operations; natural disasters could severely damage or interrupt our systems and operations; inability to retain key executives or appropriately manage succession could adversely affect our business; and the other risk factors set forth in the reports filed by the Company from time to time with the Securities and Exchange Commission.

HealthMarkets, Inc. • 9151 Boulevard 26 • North Richland Hills, Texas 76180 • P (817) 255-5200
• www.HealthMarkets.com

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